Exhibit 32.1


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Morgan Group Holdings Co. (the "Company") for the three and six months ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mario J. Gabelli, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/Mario J. Gabelli
                                                  -------------------
                                                  Name: Mario J. Gabelli
                                                  Title: Chief Executive Officer
Date: July 30, 2010